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                                  EXHIBIT 10.1
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                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT dated as of January 26, 2000 by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having an address at 1806 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER") and FLEET NATIONAL BANK, having an office at 777 Main Street, Hartford, Connecticut 06103 (the "LENDER").

                                    RECITALS:

     WHEREAS, the Borrower and Lender are parties to that certain Amended and Restated Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guarantees, by and among the Borrower (as amended and in effect from time to time, the "LOAN AGREEMENT") pursuant to which Lender has extended credit facilities to the Borrower;

     WHEREAS, APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 (collectively with Apex, "GUARANTOR") have executed respective Guaranties in favor of the Borrower with respect to all of the obligations of the Borrower under the Loan Agreement (collectively, "GUARANTY"); and

     WHEREAS, Borrower and Guarantor have entered into a Forbearance Agreement with Lender dated as of October 29, 1999 (as amended and in effect from time to time, the "FORBEARANCE AGREEMENT"), pursuant to which Lender agreed to forbear from exercising its rights and remedies as a result of the existence of certain Events of Default under the Financing Documents; and

     WHEREAS, Borrower and Guarantor have requested that Lender enter into a First Amendment to Forbearance Agreement (the "AMENDMENT") pursuant to which, among other things, the Forbearance Period would be extended until April 30, 2000; and

     WHEREAS, the Borrower owns all of the issued and outstanding capital stock of Guarantor as listed on Schedule A attached hereto; and

     WHEREAS, it is a condition precedent to Lender's entering into the Amendment that Borrower pledge all of the issued and outstanding capital stock of Guarantor to Lender by executing and delivering this Agreement.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, receipt of which is acknowledged, it is hereby agreed as follows:
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     1. Definitions; Rules of Interpretation. The following additional terms, as used herein, have the respective meanings set forth below:

     "AFFILIATE" shall mean any Person controlling, controlled by or under common control with another Person.

     "ASSOCIATE" shall have the meaning ascribed to such term in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     "PAYMENT DEFAULT" shall mean the failure to pay when due any amounts owed under the Loan Agreement or under the Guaranty.

     "FINANCING DOCUMENTS" means any and all documents evidencing, securing or relating to the Obligations.

     "LIEN" or "Liens" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a security agreement, mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

     "OBLIGATIONS" shall mean (i) all indebtedness, advances, obligations and liabilities of every kind and description now or in the future owing by the Borrower to Lender under the Financing Documents or otherwise, whether direct or indirect, joint or several, absolute or contingent; due or to become due, and
(ii) all indebtedness, obligations and liabilities of every kind and description now or in the future owing by Borrower to Lender under the Guaranty, whether direct or indirect, joint or several, absolute or contingent; due or to become due.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "PLEDGED COLLATERAL" shall mean (a) the Shares, (b) all income and profits on the Shares, including all interest, dividends, and other payments and distributions with respect to the Shares, including without limitation promissory notes, other instruments, distributions in connection with total or partial liquidation or dissolution of Guarantor and distributions in connection with a reduction of capital, capital surplus or paid-in-surplus of Guarantor,
(c) all proceeds of the foregoing, and (d) all other rights and privileges with respect to the Shares.

         "SECURITY INTEREST" shall mean the pledge and security interest granted by Borrower under this Agreement.


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     "SHARES" shall mean (a) the shares of capital stock of Guarantor described in the Recitals hereto, (b) all substitutions and replacements thereof, (c) all warrants, options and rights (if any) for the purchase of shares of capital stock of Guarantor and (d) any additional capital stock of Guarantor required to be pledged and delivered to Lender pursuant to Section 9 hereof.

     This Agreement shall be governed by the following rules of interpretation:
The use of any gender shall include all genders. The singular number shall include the plural and the plural the singular as the context may require. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms. The words "include," "including," and "such as" shall each be construed as if followed by the phrases "without being limited to." The words "herein," "hereof," "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section hereof unless expressly so stated. The section headings herein are for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.

     2. Pledge. The Borrower hereby pledges and grants a security interest to Lender in the Pledged Collateral, now existing and hereafter arising or acquired, as security for the payment and performance of the Obligations.

     3. Delivery of the Shares. The Shares have been previously delivered to the Lender accompanied by duly executed instruments of transfer, or assignment in blank, with signatures appropriately guaranteed, accompanied by any required transfer tax stamps, all in form and substance satisfactory to Lender. Lender may at any time following the occurrence of a Payment Default, in its discretion, without notice to Borrower, transfer or register in the name of the Lender or any of its nominees any or all of the Shares.

     4. Representations and Warranties. The Borrower represents and warrants that:

         (a) Borrower owns all of the Pledged Collateral, free and clear of any Liens other than the Security Interest. The Shares, together with the shares of the capital stock of Guarantor shown on Schedule A, are all of the issued and outstanding capital stock of Guarantor. All of the Shares have been duly authorized and validly issued, are fully paid and non-assessable, and none of the Shares are subject to options to purchase or similar rights of any Person.

         (b) There are no restrictions upon the voting rights or upon the transfer of any of the Shares other than as may appear on the face of the certificates evidencing the Shares. The Borrower has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any encumbrances. Borrower is not a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Shares with respect thereto.

         (c) Lender has a valid perfected first priority security interest in all of the Pledged Collateral, subject to no prior Lien. No registration, recordation or filing with any


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governmental body, agency or authority is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interest.

     5. Authority. The Borrower hereby appoints the Lender its attorney-in-fact to arrange at Lender's option for the transfer upon or at any time, after the existence or occurrence of a Payment Default, of the Pledged Collateral on the books of Guarantor to the name of the Lender or to the name of the Lender's nominee.

     6. Certain Restrictions. Neither Borrower nor any Affiliate or Associate of Borrower shall sell, transfer or grant any rights with respect to any capital stock of Guarantor or any subsidiary of Guarantor without the prior written consent of Lender.


     7. Voting Rights; Dividends.

       (a) During the term of this Agreement, and so long as there shall not occur a Payment Default:

            (i) the Borrower shall have the right to vote the Shares on all corporate questions for all purposes not inconsistent with the terms of this Agreement or the Financing Documents and, to that end, if Lender transfers the Shares into its name or the name of its nominee, Lender shall, upon the request of the Borrower, unless a Payment Default shall have occurred, execute and deliver or cause to be executed and delivered to Borrower proxies with respect to the Shares; and

            (ii) the Borrower may receive and retain any and all dividends or other distributions paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (C) cash paid, payable or otherwise distributed in any permitted redemption of, or permitted exchange of, any Pledged Collateral, shall be, and shall forthwith be delivered to or at the direction of the Lender to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, shall be segregated from the other property or funds of the Borrower, and shall be forthwith delivered to or at the direction of the Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations;

       (b) Upon the occurrence and during the continuance of a Payment Default:


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            (i) the Lender shall thereafter be entitled to exercise all voting powers pertaining to the Shares and all proxies theretofore executed by Lender shall terminate and thereafter be null and void and of no effect whatsoever, and the Borrower, forthwith upon the request of the Lender, shall secure (if not already secured by the Lender) executed resignations of the officers and directors of Guarantor in order that the Lender may elect the officers and directors of Guarantor designated by Lender; and

            (ii) all rights of the Borrower to receive the dividends, payments or other distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii), shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

            (iii) all dividends and interest payments which are received by the Borrower contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by or on behalf of the Lender as Pledged Collateral and as further collateral security for the Obligations.

     8. Subsequent Changes Affecting Pledged Collateral. The Borrower represents to the Lender that the Borrower has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Borrower agrees that the Lender shall have no responsibility or liability for informing the Borrower of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Lender may, upon or at any time after the occurrence of a Payment Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

     9. Shares Adjustments; Warrants and Rights; Dividends. In the event that, during the term of this Agreement, (a) any stock dividend, reclassification, recapitalization, readjustment or other change is declared or made in the capital structure of Guarantor, (b) any option included within the Pledged Collateral is exercised, (c) Guarantor issues any additional or substitute shares of its capital stock, (d) subscription rights, options, warrants or any other rights shall be issued or exercised in connection with the Pledged Collateral, or (e) if the Borrower shall otherwise receive or be entitled to receive any (i) shares of capital stock of Guarantor, (ii) promissory note or other instrument by virtue of its being or having been an owner of any Pledged Collateral, (iii) payment of dividends or other distribution payable in cash or in securities or other property (but only to the extent permitted under subparagraph 7(ii) hereof), or (iv) payment of dividends or other distribution in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, all


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such shares, promissory notes, instruments, options, warrants, rights, dividends, payments or distributions and all new stock or other securities so acquired by the Borrower as a result of any of the foregoing, shall be immediately pledged and assigned by the Borrower to the Lender and immediately delivered to and held by Lender under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder; and in the event that the Borrower shall receive such shares, promissory notes, instruments, options, warrants, rights, dividends, payments or distributions, the same shall be held in trust for the benefit of the Lender, and the Borrower shall segregate them from the Borrower's other property and shall deliver the same forthwith to or at the direction of the Lender in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by or on behalf of the Lender as Pledged Collateral. Nothing contained in this Section shall be deemed to permit any issuance of stock, subscription rights, options, warrants or any other rights, or any stock dividend, reclassification, readjustment or other change in the capital structure of Guarantor which is not expressly permitted in the Financing Documents.

     10. Registration. In the event that Lender determines that it is advisable to register under or otherwise comply in any way with the Securities Act of 1933 or any similar Federal or State Law, or if such registration or compliance is required with respect to the securities included in the Pledged Collateral prior to the sale thereof by Lender, upon or at any time after the occurrence of a Payment Default, the Borrower will use its best efforts to cause such registration to be effectively made, at no expense to Lender, and to continue such registration effective for such time as may be reasonably necessary in the option of the Lender, and will reimburse Lender for any expense incurred by Lender, including reasonable attorneys' and accountants' fees and expenses, in connection therewith.

     11. Default.

        (a) Upon the occurrence or existence of a Payment Default, the Lender shall have, in addition to any other rights given by law or the rights hereunder or in the Financing Documents, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code. In addition, with respect to the Pledged Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Lender, the Lender may, upon the occurrence or existence of a Payment Default sell the Pledged Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit (without assumption of any credit risk) or for future delivery, and at such price or prices as the Lender may deem satisfactory. Lender may be the purchaser of any or all of the Pledged Collateral so sold at any public sale (or, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale).

        (b) The Borrower recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral or any other securities constituting Pledged Collateral and that the Lender may, therefore, upon the occurrence or existence of a

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Payment Default determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Upon the occurrence or existence of a Payment Default, the Lender is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Shares to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Shares, (ii) to cause to be placed on certificates for any or all of the Shares or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with said Act or any other law. The Borrower acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.

        (c) The Borrower covenants and agrees that, upon the occurrence or existence of a Payment Default, it will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any sale hereunder may be made in compliance with law.

        (d) Upon any sale hereunder the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at such sale shall hold the Pledged Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

        (e) Unless the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give the Borrower reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice sent to the Lender in conformity with Section 23 hereof, at least five (5) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The notice (if any) of any sale hereunder shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof so being sold, will first

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be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     12. Proceeds of Dispositions; Expenses. The Borrower shall pay to the Lender on demand any and all expenses, including court costs and reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Pledged Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Pledged Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State of Connecticut, any excess shall be returned to the Borrower.

     13. Waivers. The Borrower hereby waives notice of acceptance of this Agreement and of extensions of credit, loans, advances or other financial assistance by the Lender to the Borrower under the Financing Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by the Borrower and delivered to the Lender. The Borrower further waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices and demands of any description to which the Borrower might otherwise be entitled except as herein otherwise expressly provided. The Borrower further waives all defenses based upon suretyship or impairment of collateral. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Pledged Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Pledged

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Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successfully or concurrently at such time or at such times as the Lender deems expedient.

     14. Consent. The Borrower hereby consents that from time to time, before or after the occurrence or existence of a Payment Default, with or without notice to or assent from the Borrower, any other security at any time held by or available to the Lender for any of the Obligations or any other security at any time held by or available to the Lender for any obligation of any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered or released and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Borrower shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing. Without limiting the generality of the foregoing, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment on any Obligation, and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.

     15. Limitation of Lender's Duty. Lender shall have no duty with respect to any Pledged Collateral in its possession or control or in the possession or control of any agent or bailee, other than the duty to use reasonable care in the safe custody thereof. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary as to (a) the collection or protection of the Pledged Collateral, (b) the preservation of rights in Pledged Collateral against any other parties, (c) or the preservation of any other rights. Lender may take such steps at its option, but all expenses incurred in connection therewith shall be for the sole account of Borrower. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession or control if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Lender in good faith.

     16. Term. This Agreement shall remain in full force and effect until all of the Obligations have been fully paid and satisfied.

     17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and its respective successors and assigns, and the transferees and holders of any of the Obligations. This Agreement may be sold, assigned and transferred to any other person, firm, association or corporation to whom any of the Obligations may be sold, assigned, transferred and when so sold, assigned, negotiated or transferred this Agreement shall apply to, and the Pledged Collateral shall secure, any credit given, loans or advances made or

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financial assistance otherwise extended at any time or from time to time by such assignee to Borrower and any notes, mortgages, conditional sale contracts, security agreements or other forms of obligations and all other debts, obligations and liabilities then or thereafter existing, direct or indirect, absolute or contingent, howsoever evidenced and without limitation as to amount, of Borrower to such assignee and transferee, and any renewal or extensions thereof, as if such assignee or transferee had been the original Lender hereunder.

     18. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Connecticut. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     19. Service of Process; Consent to Jurisdiction

        (a) The Borrower represents, warrants and covenants that the Borrower is subject to service of process in the State of Connecticut and that the Borrower will remain subject to such service of process so long as any of the Obligations is outstanding. If for any reason the Borrower should not be subject to such service of process, the Borrower hereby designates and appoints, without power of revocation, the Connecticut Secretary of State as the Borrower's agent upon whom may be served all process, pleadings, notices or other papers which may be served upon the Borrower as a result of any of the Borrower's obligations under this Agreement.

        (b) The Borrower irrevocably (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of Connecticut or the courts of the United States located in such state; (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waives any objection which the Borrower may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the liabilities is outstanding, the Borrower's agent designated in Section 19(a) hereof shall accept and acknowledge on the Borrower's behalf services of any and all process in any such suit, action or proceeding brought in any such court. The Borrower agrees and consents that any such services of process upon such agent and written notice of such service to the Borrower by registered mail shall be taken and held to be valid personal service upon the Borrower and that any such service of process shall be of the same force and validity as if services were made upon the Borrower according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

     20. Prejudgment Remedies. THE BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES WITH RESPECT TO ALL RIGHTS OF CREDITORS TO PROPERTY UNDER

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CONNECTICUT LAW, ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE
CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER, AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF THE WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER.

     21. Waiver of Jury Trial. BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF DEBTOR'S CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. EXCEPT AS PROHIBITED BY LAW, THE BORROWER WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. The Borrower (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Loan Agreement and other Financing Agreements to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 21.

     22. Further Assurances. The Borrower agrees that it will cooperate with the Lender and, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, assignments, documents, agreements and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Pledged Collateral. Without limiting the generality of the foregoing, Borrower shall execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, documents and resignations of officers and directors, as the Lender may request from time to time in order to carry out the provisions and purposes hereof.


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     23. Notices. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party to be notified as provided in the Guaranty, or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement this 26 day of January, 2000.


WITNESSES:                                        EDAC TECHNOLOGIES CORPORATION

/s/John J. DiFrancesco
                                                  By: /s/Ronald G. Popolizio
                                                           Ronald G. Popolizio
                                                           Its Vice President
                                                           Duly Authorized


                                                  FLEET NATIONAL BANK


                                                  By:  /s/Edgar Ezerins
                                                           Edgar Ezerins
                                                           Its Vice President
                                                           Duly Authorized


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